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                                                                    Exhibit 23.3


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Ceres Group, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                               /s/ KPMG LLP


Chicago, Illinois
November 14, 2001